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SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 14, 2002

GOLD BANC CORPORATION, INC.
(Exact name of Registrant as specified in its charter)

KANSAS	0-28936	48-1008593
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
11301 Nall Avenue, Leawood, Kansas (Address of Principal Executive Offices)	66211 (Zip Code)

Registrant's telephone number, including area code: (913) 451-8050

(Former name or former address, if changed since last report)

Item 9. Regulation FD Disclosure

        On November 14, 2002, the Registrant filed its Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2002 (the "Form 10-Q") with the Securities and Exchange Commission. In accordance with 18 U.S.C. §1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the following certifications accompanied the Form 10-Q:

Certification of Chief Executive Officer

          I, Michael W. Gullion, Chief Executive Officer of Gold Banc Corporation, Inc., hereby certify, in accordance with 18 U.S.C. § 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

          (a)  The Quarterly Report on Form 10-Q for the quarter ended September 30, 2002, which accompanies this certification, fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

          (b)  The information contained in the Quarterly Report on Form 10-Q for the quarter ended September 30, 2002, which accompanies this certification, fairly presents, in all material respects, the financial condition and results of operations of Gold Banc Corporation, Inc.

  Dated: November 14, 2002.

/s/ MICHAEL W. GULLION Michael W. Gullion Chief Executive Officer

Certification of Chief Financial Officer

          I, Rick J. Tremblay, Chief Financial Officer of Gold Banc Corporation, Inc., hereby certify, in accordance with 18 U.S.C. § 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

          (a)  The Quarterly Report on Form 10-Q for the quarter ended September 30, 2002, which accompanies this certification, fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

          (b)  The information contained in the Quarterly Report on Form 10-Q for the quarter ended September 30, 2002, which accompanies this certification, fairly presents, in all material respects, the financial condition and results of operations of Gold Banc Corporation, Inc.

  Dated: November 14, 2002.

/s/ RICK J. TREMBLAY Rick J. Tremblay Chief Financial Officer

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SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this to be signed on its behalf by the undersigned, hereunto duly authorized.

GOLD BANC CORPORATION, INC.
Dated: November 14, 2002	By:	/s/ RICK J. TREMBLAY Rick J. Tremblay Chief Financial Officer

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  Item 9. Regulation FD Disclosure
SIGNATURE